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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                March 21, 2000
                                --------------
               Date of Report (Date of earliest event reported)



                          EMONS TRANSPORTATION GROUP
                          --------------------------
            (Exact name of Registrant as specified in its charter)


              Delaware           0-5206               23-2441662
              --------------------------------------------------
            (State of         (Commission     (IRS Employer
          incorporation)      File Number)    Identification No.)


  96 South George Street, York, Pennsylvania       17401       (717) 771-1700
  ---------------------------------------------------------------------------
  (Address of principal executive offices)      (Zip Code)    (Telephone No.)

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Item 5.  Other Events.
         -------------

     On March 21, 2000, Emons Transportation Group, Inc. issued a press release to report that on March 20, 2000, its Board of Directors approved a stock repurchase program for the Company's common stock. A copy of the press release is attached hereto as Exhibit 99(a), and is incorporated herein by reference in its entirety.



Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         a.   Financial statements of businesses acquired.

                 Not applicable.

         b.   Pro forma financial information.

                 Not applicable.

         c.   Exhibits.

                 The following Exhibits are filed with this report.

                                                                     Page in
                 Exhibit                                           Sequentially
                 Number                Exhibit                     Numbered Copy
                 ------                -------                     -------------

               99(a)    Press Release dated March 21, 2000               4

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2000
       --------------

                                       EMONS TRANSPORTATION GROUP, INC.


                                       By:   /s/ Scott F. Ziegler
                                             --------------------
                                             Scott F. Ziegler
                                             Senior Vice President and
                                             Chief Financial Officer

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